UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): February 2, 2012 (December 20, 2011)

GOLDENWAY, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-154610	22-3968194
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

Suites 3701-4, 37/F
Tower 6, The Gateway, Habour City,
Tsim Sha Tsui, Kowloon,
Hong Kong
(Address of principal executive offices)

+852 3719-9399
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure and Appointment of Chief Executive Officer

On December 20, 2011, Mr. Hao Tang resigned from his position as Chief Executive Officer of Goldenway, Inc., formerly, Cyber Informatix, Inc. (the “Company”), effective immediately. Mr. Tang’s resignation was for personal reasons and not due to any disagreement with the Company.

On the same date, the Board of Directors of the Company appointed Mr. Ricky Wai Lam Lai to serve as the Company’s Chief Executive Officer, effective immediately.

Mr. Lai, age 48, was appointed as the Company’s Chief Executive Officer on December 20, 2011 and has served as a director of the Company since September 30, 2011, and as a director of its subsidiary, Goldenway Precious Metals, since December 2009. Mr. Lai has over 20 years’ experience in the brokerage and securities industry. Prior to joining the Company, Mr. Lai served from February 2008 to December 2009 as a Manager of Grand Capital Asia Ltd., where he was responsible for the establishment and management of its stock brokerage operations. Prior to that, Mr. Lai served, from July 2006 to February 2008, as Director of Prudential Brokerage’s Wealth Management Department. Mr. Lai holds a Master of Science Degree in Accounting and Finance from the London School of Economics & Political Science and a Bachelor’s Degree in Social Sciences from the University of Hong Kong. Mr. Lai has been a Chartered International Investment Analyst since 2003.

Mr. Lai entered into an employment agreement (the "Employment Agreement") with the Company on December 20, 2011. Pursuant to the Employment Agreement, Mr. Lai is entitled to receive an annual base salary of $100,000, and is eligible to receive an annual cash bonus equal to his annual base salary, payable by January 15th of the subsequent year, provided that he remained employed as of December 15th of the calendar year in which such bonus is earned. Mr. Lai is also eligible to receive other compensation and participate in any equity incentive plans, as determined by and at the discretion of the Company’s board of directors. Mr. Lai is also subject to usual and customary confidentiality covenants. The term of Mr. Lai’s Employment Agreement will be automatically extended for additional one-year periods unless it is terminated by the Company without cause (as defined in Section 5.3 of the Employment Agreement) or in the event of Mr. Lai’s death or permanent disability. If such termination is without cause (as defined in Section 5.3 of the Employment Agreement), the Company is obligated to provide Mr. Lai with 30 days’ written notice prior to the expiration of an employment term and is obligated to compensate Mr. Lai for his base salary through the last day of such 30 day notice period. The Company may also terminate the Employment Agreement for cause (as defined in Section 5.2 of the Employment Agreement) upon 30 days’ written notice to Mr. Lai at any time during an employment term, and upon such termination the Company will only be obligated to compensate Mr. Lai for the portion of his base salary earned as of the termination date. Mr. Lai may terminate the Employment Agreement upon 30 days’ written notice to the Company at any time during an employment term, except that in such case, he will not be eligible to receive any severance payments or any portion of his cash bonus.

The foregoing description of the terms of the Employment Agreement is qualified in its entirety by reference to the provisions of the Employment Agreement filed as Exhibit 10.1 to this report, which are incorporated by reference herein.

Mr. Lai is not related to any of the Company’s executive officers or directors, nor has he been a party to any transaction requiring disclosure pursuant to Item 404(a) of Regulation S-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 9, 2011, the Company filed a Certificate of Amendment to its Certificate of Incorporation with the Nevada Secretary of State to (i) change the name of the Company from “Cyber Informatix, Inc. ” to “Goldenway, Inc.” and (ii) effect a 1-for-0.481752 reverse stock split of the Company’s outstanding common stock. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and incorporated by reference herein.

The symbol for quotation of the Company’s common stock on the over-the-counter electronic quotation system maintained by the OTC Markets is now “GWYI” and the new CUSIP number for the Company’s common stock is 38136W106.

Item 8.01 Other Events

Establishment of Board Committees

On November 10, 2011, the Board of Directors of the Company established an Audit Committee, to represent and assist the Board in its general oversight of the Company’s accounting and financial reporting processes, and a Compensation Committee, to oversee and advise the Board on the adoption of policies that govern the Company’s compensation programs, including stock and benefit plans. The Board appointed independent directors, Mr. Chi Man Lo, Mr. Tak Wah Tam and Mr. Sultan Mohamed R. Alshara, to serve on the Audit Committee, with Messrs. Lo and Tam serving as Co-Chairs, and appointed Mr. Tak Wah Tam, Mr. Chi Man Lo and Mr. Ricky Wai Lam Lai, to serve on the Compensation Committee, with Mr. Tam serving as Chair.

The Company’s Audit Committee oversees risks related to the Company’s financial statements, the financial reporting process, accounting and legal matters, as well as oversees the internal audit function and the Company’s ethics programs, including its Code of Ethics. Audit Committee members will meet separately with representatives of the Company’s independent auditing firm. The Compensation Committee evaluates the risks and rewards associated with the Company’s compensation programs with a focus on mitigating risk without diminishing the incentive nature of the compensation. Compensation Committee members will meet with management to discuss and implement procedures to identify and mitigate potential risks in compensation.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description
3.1	Certificate of Incorporation filed with the Nevada Secretary of State, as amended on December 9, 2011.
10.1	Employment Agreement, dated December 20, 2011, by and between the Company and Ricky Wai Lam Lai.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, in Hong Kong, Special Administrative Region of the People’s Republic of China on February 2, 2012.

GOLDENWAY, INC.

By: /s/ Ricky Wai Lam Lai

Ricky Wai Lam Lai
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
3.1	Certificate of Incorporation filed with the Nevada Secretary of State, as amended on December 9, 2011.
10.1	Employment Agreement, dated December 20, 2011, by and between the Company and Ricky Wai Lam Lai.